UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 7, 2012 (July 26, 2012)

VOYAGER OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2718 Montana Ave., Suite 220
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4901

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 31, 2012, Voyager Oil & Gas, Inc., a Montana corporation (the “Company”) filed a Current Report on Form 8-K reporting the acquisition, on July 26, 2012, of all of the stock of Emerald Oil, Inc. (“Emerald Oil”), a wholly owned subsidiary of Emerald Oil & Gas NL. Consistent with the requirements for Form 8-K, the Company committed in the Current Report on Form 8-K filed on July 31, 2012 to file the historical and pro forma financial information relating to Emerald Oil, as more fully described in Items 9.01(a) and 9.01(b) of the Company’s initial filing. The Company is filing this Current Report on Form 8-K/A to provide the historical and pro forma financial information required by Items 9.01(a) and 9.01(b) below. Additionally, the Company is providing additional disclosure under Item 8.01 with respect to certain of Emerald Oil’s material agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Company’s acquisition of all of the stock of Emerald Oil, Emerald Oil retained the Credit Agreement (“Original Agreement”), dated as of February 21, 2012, by and among Emerald WB LLC, a wholly owned subsidiary of Emerald Oil, as the borrower under the Original Agreement (“Borrower”), Emerald GRB LLC, a wholly owned subsidiary of Emerald Oil, as a guarantor (“Emerald GRB”), Emerald Oil and Hartz Energy Capital, LLC, as lender (“Lender”), as amended by that certain Amendment No. 1 and Reaffirmation, dated as of June 7, 2012, by and among Borrower, Emerald GRB, Emerald Oil and Lender (“Amendment” and together with the Original Agreement, the “Credit Agreement”), pursuant to which approximately $17.7 million is currently outstanding.

The Credit Agreement provides for a senior secured term loan in an amount not to exceed $20,000,000 (“Loan”). The Loan matures on November 21, 2012, and upon such date, any amounts outstanding on the Credit Agreement are due and payable.

Except for interest that is payable only upon an event of default, there is no cash interest on the Loan. In lieu of cash interest, Lender is to receive (i) an overriding royalty interest in certain of Borrower’s properties equal to 2.15% of 8/8ths and (ii) an overriding royalty interest all of Emerald GRB’s assets equal to 0.90% of 8/8ths.

The Credit Agreement is secured by all of the assets of Emerald GRB, all of the assets of Borrower and all equity interests of Borrower and Emerald GRB owned by Emerald Oil.

The Credit Agreement contains customary covenants that include among other things, limitations on the ability of Emerald Oil, Emerald GRB and Borrower to incur or guarantee additional indebtedness, create liens, pay dividends on or repurchase stock, make certain types of investments and sell assets or merge with other companies. The Credit Agreement is subject to acceleration upon the occurrence of an event of default, which includes, among others, payment defaults on the Loan, breach of representations, warranties and covenants in the Credit Agreement, failure to pay other indebtedness or acceleration of other indebtedness, nonpayment of unstayed judgments in excess of $500,000, and the occurrence of certain bankruptcy events, subject where applicable to specified cure periods.

Amounts borrowed under the Credit Agreement are to be used by the Borrower to purchase certain oil and gas properties and for the development of those properties.

A copy of the Original Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. A copy of the Amendment is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing summary of the terms of the Credit Agreement does not purport to be complete and is qualified by reference to the Credit Agreement.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, giving effect to the Company’s acquisition of Emerald Oil as if the transaction had occurred on June 30, 2012 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, based on the historical statements of operations of the Company’s and Emerald Oil’s, giving effect to the Company’s acquisition of Emerald Oil as if the transaction had occurred on January 1, 2011, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

10.1	Credit Agreement, dated as of February 21, 2012, by and between Borrower, Emerald GRB, Emerald Oil and Lender.

10.2	Amendment No. 1 and Reaffirmation, dated as of June 7, 2012, by and between Borrower, Emerald GRB, Emerald Oil and Lender.

23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes.

99.2	Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, and the related notes showing the pro forma effects of the Emerald Oil acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC.

By:	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Accounting Officer

Date: August 7, 2012

EXHIBIT INDEX

Exhibit	Exhibit Description

10.1	Credit Agreement, dated as of February 21, 2012, by and between Borrower, Emerald GRB, Emerald Oil and Lender.

10.2	Amendment No. 1 and Reaffirmation, dated as of June 7, 2012, by and between Borrower, Emerald GRB, Emerald Oil and Lender.

23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes.

99.2	Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, and the related notes showing the pro forma effects of the Emerald Oil acquisition.